UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)
May 1, 2013

COVENTRY HEALTH CARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16477	52-2073000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6720-B Rockledge Drive, Suite 700, Bethesda, Maryland 20817
(Address of principal executive offices) (Zip Code)

(301) 581-0600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02 - Results of Operations and Financial Condition

On May 1, 2013, Coventry Health Care, Inc. (the “Company”) issued a press release regarding its results of operations for the quarter ended March 31, 2013, and its financial condition as of the period then ended. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information in this item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any Company filings under the Exchange Act or Securities Exchange Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description of Exhibit
99.1
Coventry Health Care, Inc.’s press release dated May 1, 2013, containing financial results for the quarter ended March 31, 2013 (furnished pursuant to filing guidance contained in SEC Release 33-8176).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENTRY HEALTH CARE, INC.

By:	/s/ John J. Ruhlmann
Name:	John J. Ruhlmann
Title:	Senior Vice President and Corporate Controller
Dated:	May 1, 2013

Exhibit Index

Exhibit No.	Description of Exhibit
99.1
Coventry Health Care, Inc.’s press release dated May 1, 2013, containing financial results for the quarter ended March 31, 2013 (furnished pursuant to filing guidance contained in SEC Release 33-8176).